SUPPLEMENT DATED APRIL 1, 2016

TO THE PROSPECTUSES DATED MAY 1, 2015, AS AMENDED, FOR THE FOLLOWING CONTRACTS

New York Life Premium Plus Variable Annuity	New York Life Premier Plus Variable Annuity
New York Life Premium Plus II Variable Annuity	New York Life Premier Plus Variable Annuity II
New York Life Premium Plus Elite Variable Annuity

(collectively, the “Prospectuses”)

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

On May 1, 2016, the Premium Credit Rates, currently available, for the referenced variable annuity contracts will change as set forth below. All capitalized terms used, but not defined herein, have the same meaning as those included in the Prospectuses.

Effective May 1, 2016, the Premium Credit Rate schedule will be as follows1:

Total Accumulated Premiums		Credit Rate
at least	less than
minimum[2]	$50,000	2.00%
$50,000	$100,000	2.25%
$100,000	$500,000	3.00%
$500,000[3]	unlimited	4.00%
1	The new Premium Credit Rates will apply unless a higher Guaranteed Minimum Premium Credit Rate is stated on the Policy Data Page of your Policy.
2	Minimum initial premium payments vary by policy. Please refer to your policy for more information.
3	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval.

You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses.

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010